UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On June 19, 2017, EQT Corporation (“EQT”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rice Energy Inc. (“Rice”), pursuant to which, subject to the satisfaction or waiver of certain conditions, a wholly owned indirect subsidiary of EQT will merge with and into Rice (the “Merger”), and immediately thereafter Rice will merge with and into another wholly owned indirect subsidiary of EQT.

On the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the respective boards of directors of EQT and Rice, at the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.01 per share, of Rice (the “Rice Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Rice Common Stock held by EQT or certain of its subsidiaries, shares held by Rice in treasury or shares with respect to which appraisal has been properly demanded pursuant to Delaware law) will be converted into the right to receive 0.37 (the “Exchange Ratio”) of a share of the common stock, no par value, of EQT (“EQT Common Stock”) and $5.30 in cash (collectively, the “Merger Consideration”).

In the Merger Agreement, EQT has agreed, subject to the approval of EQT shareholders, to increase the size of its board of directors to 13 directors and cause Daniel J. Rice IV and Robert F. Vagt (each, a “Rice Director”) to become members of the EQT board upon the Effective Time. If EQT does not receive the required shareholder approval to increase the size of its board to 13 directors, EQT has agreed to increase the size of its board to 12 directors and appoint either Mr. Rice or Mr. Vagt, at Rice’s election, upon the Effective Time and to seek shareholder approval to increase the size of its board to 13 directors at its next annual meeting of shareholders in order to appoint the Rice Director not appointed upon the Effective Time.

At the Effective Time, each outstanding restricted stock unit award relating to Rice Common Stock will convert into a restricted stock unit award relating to shares of EQT Common Stock, converted based on the Exchange Ratio (adjusted in order to reflect the cash portion of the Merger Consideration) (as adjusted, the “Stock Award Exchange Ratio”).  In addition, at the Effective Time, each outstanding performance-based stock unit award relating to Rice Common Stock (a “Rice PSU Award”) will convert into a restricted stock unit award relating to shares of EQT Common Stock, with such conversion based on the Stock Award Exchange Ratio and with any performance conditions applicable to such converted Rice PSU Awards in respect of performance periods that are incomplete as of the Effective Time fixed based the maximum performance level specified in the applicable award agreement. Thereafter, converted Rice PSU Awards will only be subject to continued service-based vesting.

The Merger Agreement requires Rice to redeem, prior to the Effective Time, all outstanding common units of its subsidiary, Rice Energy Operating LLC, that are held by persons other than Rice, as well as all shares of Rice Class A Preferred Stock, par value $0.01 per share, held by such persons.  In addition, the Merger Agreement requires Rice, unless EQT otherwise requests, to redeem on the date the Merger closes all issued and outstanding Series B Units of Rice Midstream Holdings LLC, a subsidiary of Rice.

The consummation of the Merger is subject to certain customary closing conditions, including (i) the approval by EQT shareholders of the issuance of EQT shares as Merger Consideration, (ii) the adoption of the Merger Agreement by Rice stockholders, (iii) any waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or been terminated, (iv) the absence of any injunction or other legal restraint preventing or making illegal the consummation of the Merger, (v) effectiveness of the registration statement on Form S-4 to be filed by EQT in connection with the Merger, (vi) the shares of EQT Common Stock to be issued in the Merger being authorized for listing on the New York Stock Exchange, (vii) the accuracy of each party’s representations and warranties and compliance by each party with its covenants under the Merger Agreement, subject to certain materiality qualifications and exceptions, (viii) the absence of a material adverse effect on the respective parties and (ix) the receipt of certain tax opinions by EQT and Rice.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of EQT and Rice will be subject to certain restrictions on its ability to solicit alternative business combination proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative business combination proposals, subject to customary exceptions.

The Merger Agreement provides for certain termination rights for both EQT and Rice, including the right of either party to terminate the Merger Agreement if the Merger is not consummated by February 19, 2018 (which may be extended by either party to May 19, 2018 under certain circumstances).

Upon termination of the Merger Agreement under certain specified circumstances, EQT may be required to pay Rice, or Rice may be required to pay EQT, a termination fee of $255,000,000.  In addition, if the Merger Agreement is terminated because of a failure of a party’s shareholders to approve the proposals required to complete the Merger, that party may be required to reimburse the other party for its transaction expenses in an amount equal to $67,000,000.

EQT and Rice each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by EQT and Rice to conduct their businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about EQT or Rice or to modify or supplement any factual disclosures about EQT or Rice in their public reports filed with the U.S. Securities and Exchange Commission (the “SEC”).  The Merger Agreement includes representations, warranties and covenants of EQT and Rice made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by EQT and Rice in connection with the negotiated terms of the Merger Agreement.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to EQT’s or Rice’s SEC filings or may have been used for purposes of allocating risk among EQT and Rice rather than establishing matters as facts.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is only a summary, and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

Voting Agreement

On June 19, 2017, in connection with the execution of the Merger Agreement, EQT entered into a voting agreement (the “Voting Agreement”) with Rice Energy 2016 Irrevocable Trust, Rice Energy Holdings LLC, Daniel J. Rice III, Daniel J. Rice IV, Derek A. Rice and Toby Z. Rice (collectively, the “Rice Stockholders”), which collectively beneficially own approximately 15% of the outstanding Rice voting power. The Voting Agreement requires, subject to the terms and conditions thereof, the Rice Stockholders to vote their shares of Rice Common Stock in favor of the transactions contemplated by the Merger Agreement.

The foregoing description of the Voting Agreement and the transactions contemplated thereby is only a summary, and is subject to and qualified in its entirety by reference to the Voting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 19, 2017, EQT and Rice issued a joint news release announcing their entry into the Merger Agreement. A copy of the news release containing the announcement is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Additionally, on June 19, 2017, EQT provided supplemental information regarding the proposed Merger in connection with a presentation to investors and an e-mail circulated to its employees. Copies of the investor presentation and employee e-mail are furnished herewith as Exhibits 99.2 and 99.3, respectively, and incorporated by reference herein.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

Financing Commitment

On June 19, 2017, in connection with its entry into the Merger Agreement, EQT entered into a commitment letter with Citigroup Global Markets Inc. (“Citi”), pursuant to which Citi committed to provide, subject to customary closing conditions, up to $1,400,000,000 of senior unsecured bridge loans, the proceeds of which may be used to pay the cash portion of the Merger Consideration, to refinance certain existing indebtedness of EQT, Rice and their respective subsidiaries, and to pay fees and expenses in connection with the foregoing.

Non-Competition Commitments

On June 19, 2017, as a condition to EQT’s execution of the Merger Agreement and the consideration payable thereunder, Rice entered into new or amended existing restrictive covenants with certain specified stockholders of Rice who are actively involved with Rice’s management.  Specifically, Rice and each of Daniel J. Rice IV, Derek A. Rice, Toby Z. Rice, Robert R. Wingo, Grayson T. Lisenby, William E. Jordan and James Wilmot Rogers entered into amendments to the employment agreements between Rice and such executives, which, in material part, extend the non-competition covenant set forth in each of their employment agreements to three years (from one year) following termination of employment with Rice and its affiliates.  In addition, Rice and Daniel J. Rice III entered into a confidentiality, non-solicitation and non-competition agreement, which contains restrictive covenants comparable to those set forth in the amended employment agreements with the foregoing executive officers of Rice, including a non-competition covenant that applies during Daniel J. Rice III’s service to Rice and its affiliates and for three years thereafter.

Cautionary Statement Regarding Forward-Looking Information

This report may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to EQT’s strategy to develop its Marcellus, Utica, Upper Devonian and other reserves; changes in EQT’s drilling plans and programs and the availability of capital to complete these plans and programs; changes in production sales volumes and growth rates; risks related to the acquisition and integration of acquired businesses and assets; the cost of defending EQT’s intellectual property; technological changes and other trends affecting the oil and gas industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; EQT’s ability to complete the acquisition and integration of Rice successfully; litigation relating to the transaction; and other factors that may affect future results of EQT and Rice. Additional factors that could cause results to differ materially from those described above can be found in EQT’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, each of which is on file with the SEC and available in the “Investors” section of EQT’s website, https://www.eqt.com, under the heading “SEC Filings” and in other documents EQT files with the SEC, and in Rice’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Rice’s website, http://www.riceenergy.com, under the subsection “Financial Information” and then under the heading “SEC Filings” and in other documents Rice files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither EQT nor Rice assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, EQT will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of EQT and Rice and a Prospectus of EQT, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving EQT and Rice will be submitted to EQT’s shareholders and Rice’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF EQT AND STOCKHOLDERS OF RICE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about EQT and Rice, without charge, at the SEC’s website (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Investor Relations, EQT Corporation, 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222, Tel. No. (412) 553 - 5700 or to Investor Relations, Rice Energy Inc., 2200 Rice Drive, Canonsburg, Pennsylvania 15317, Tel. No. (724) 271 - 7200.

Participants in the Solicitation

EQT, Rice, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding EQT’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on February 17, 2017, and certain of its Current Reports on Form 8-K.  Information regarding Rice’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2017, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 19, 2017, among EQT, Eagle Merger Sub I, Inc. and Rice*
10.1	Voting Agreement, dated as of June 19, 2017, by and among EQT and the Rice Stockholders
99.1	News Release, issued June 19, 2017 (furnished and not filed for purposes of Item 7.01)
99.2	Investor Presentation, dated as of June 19, 2017 (furnished and not filed for purposes of Item 7.01)
99.3	Employee E-mail, dated as of June 19, 2017 (furnished and not filed for purposes of Item 7.01)

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. EQT agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION (Registrant)

/s/ Robert J. McNally
Name:	Robert J. McNally
Title:	Senior Vice President and Chief Financial Officer

Date: June 19, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 19, 2017, among EQT, Eagle Merger Sub I, Inc. and Rice*
10.1	Voting Agreement, dated as of June 19, 2017, by and among EQT and the Rice Stockholders
99.1	News Release, issued June 19, 2017 (furnished and not filed for purposes of Item 7.01)
99.2	Investor Presentation, dated as of June 19, 2017 (furnished and not filed for purposes of Item 7.01)
99.3	Employee E-mail, dated as of June 19, 2017 (furnished and not filed for purposes of Item 7.01)

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.